UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐ Preliminary Information Statement
☐ Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
☒ Definitive Information Statement

BIG SKY PRODUCTIONS, INC.
(Name of Registrant as Specified In Its Charter)

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(4) Date Filed: December 16, 2013

BIG SKY PRODUCTIONS, INC.
12021 Wilshire Blvd., #234
Los Angeles, CA 90025

NOTICE OF ACTION TO BE TAKEN
PURSUANT TO THE WRITTEN CONSENT OF SHAREHOLDERS

December 16, 2013

To the Stockholders of BIG SKY PRODUCTIONS, INC.:

NOTICE IS HEREBY GIVEN, that the holders of the majority of the outstanding shares of the common stock of Big Sky Productions, Inc., a Nevada Company (the “Company”, “we,” “us,” “our,” or similar terms) have, by written consent in lieu of a special meeting of our stockholders, approved an amendment to our Articles of Incorporation to change our name from Big Sky Productions, Inc. to Autris (the “Amendment”).

The Amendment is expected to be effected on or about January 6, 2014.

The attached Information Statement is being circulated to provide you with notice that stockholders holding a majority of the voting power of our common stock have, by written consent, approved of the Amendment. No further vote or action by our stockholders is required. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Amendment cannot become effective until twenty (20) days after the date this Information Statement is mailed, or made available, to our stockholders.

This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Amendment.

By Order of the Board of Directors,

/s/ Anand Derek Naidoo
Anand Derek Naidoo, CEO, President and Director

/s/ Ellis Martin
Ellis Martin, CFO, Director and Chairman of the Board of Directors

/s/ Brett Whitelaw
Brett Whitelaw, Vice President and Director

DEFINITIVE INFORMATION STATEMENT

BIG SKY PRODUCTIONS, INC.
12021 Wilshire Blvd., #234
Los Angeles, CA 90025

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended

Approximate Date of Mailing: December 16, 2013

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.001, of Big Sky Productions, Inc., a Nevada corporation (“we”, “us”, “our” or similar terms). The purpose of this Information Statement is to provide notice that our stockholders holding an aggregate of 86% of our outstanding common stock have, by written consent, approved of an amendment to our Articles of Incorporation to change our name from Big Sky Productions, Inc. to Autris (the “Amendment”).

This Information Statement was mailed, or made available, on or about December 16, 2013 to those persons who were our stockholders as of the close of business on December 2, 2013. The Amendment is expected to become effective on or about January 6, 2014. We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

As our stockholders holding 86% of our outstanding common stock have already approved of the Amendment by written consent, we are not seeking approval for the Amendment from any of our remaining stockholders, nor will they be given an opportunity to vote on the Amendment. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to our stockholders of the Amendment as required by the Securities Exchange Act of 1934 (the “Exchange Act.”).

ACTION TAKEN BY WRITTEN CONSENT

Our Board of Directors approved the Amendment effective November 20, 2013, and fixed December 2, 2013 (the “Record Date”) as the record date for determining the stockholders entitled to give written consent to the Amendment. Stockholders holding an aggregate of 10,411,381 shares of our outstanding common stock as of the Record Date, being equal to 86% of the number of shares then outstanding, have executed a written consent resolution approving the Amendment.

Pursuant to Section 78.390 of the Nevada Revised Statutes (the “NRS”), the approval of a majority of our voting power is required in order to effect the Amendment.  Section 78.320(2) of the NRS eliminates the need to hold a special meeting of our stockholders to approve the Amendment by providing that, unless our Articles of Incorporation or Bylaws state otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of our voting power. In order to eliminate the costs and management’s time involved in holding a special meeting, and in order to effect the Amendment as early as possible, our Board of Directors resolved to proceed with the Amendment by written consent of our stockholders.

EXPECTED DATE FOR EFFECTING THE AMENDMENT

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Amendment cannot be effected until twenty (20) days after the date this Information Statement is mailed, or made available, to our stockholders. This Information Statement was mailed, or will be made available, on or about December 16, 2013 (the “Mailing Date”) to our stockholders of as of the Record Date. We expect to effect the Amendment by filing a Certificate of Amendment with the Nevada Secretary of State approximately twenty (20) days after the Mailing Date. The effective date of the Amendment is expected to be on or about January 6, 2014 (the “Effective Date”).

OUTSTANDING VOTING STOCK OF THE COMPANY

Our Board of Directors fixed the close of business on December 2, 2013, as the Record Date for determining the stockholders entitled to approve the Amendment and to receive copies of this Information Statement. As of the Record Date, there were 12,063,381 shares of our common stock outstanding. Our common stock constitutes the sole outstanding class of our voting securities. Each share of common stock entitles the holder thereof to one (1) vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides the names of each person known to the Company to own more than 5% of the outstanding Common Stock as of June 30, 2013, and by the officers and directors, individually and as a group.  Except as otherwise indicated, all shares are own directly.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class*
Common Stock	Ellis Martin	5,411,381	44.86%
	12021 Wilshire Blvd., #234 Los Angeles, CA 90025
Common Stock	Mirza Santillan	250,000	2.07%
	12021 Wilshire Blvd., #234 Los Angeles, CA 90025
Common Stock	D. Brett Whitelaw	5,015,000	41.46%
	12021 Wilshire Blvd., #234 Los Angeles, CA 90025
Officer and directors as a group		10,676,381	88.39%

*The percent of class is based on 12,063,381 shares of common stock issued and outstanding as of June 30, 2013.

Changes in control.  After the Effective Date, 20,000,000 shares of common stock shall be issued to Anand Derek Naidoo, due to the Company’s acquisition of NitroHeat, as fully described in the Current Report on Form 8-K, as filed with the SEC on October 15, 2013 as incorporated by this reference.  Thus, after the Effective Date, there will be a change in control due to the aforementioned issuance of stock to Mr. Naidoo, in which he will become the beneficial owner of 62.38% of the issued and outstanding Common Stock.

AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME TO AUTRIS

On November 20, 2013, our Board of Directors unanimously executed a unanimous written consent authorizing and recommending that our stockholders approve the Amendment. Effective as of the Record Date, shareholders holding 10,411,381 shares, or 86% of the outstanding shares of our Common Stock, executed a written consent authorizing and approving the Amendment. A Certificate of Amendment to our Articles of Incorporation in the form attached hereto as Exhibit “A”, is expected to be filed with the Nevada Secretary of State twenty (20) days after the date this Information Statement is sent to our stockholders. The Effective Date of the Amendment is expected to be on or about January 6, 2014. However, pursuant to Section 78.390 of the NRS, our Board of Directors reserves the right to abandon the Amendment at any time prior to the Effective Date if they deem it appropriate to do so.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Amendment.

NO DISSENTER’S RIGHTS

Under the NRS, our dissenting stockholders are not entitled to appraisal rights with respect to the Amendment, and we will not independently provide our stockholders with any such rights.

SOLICITATION COSTS

We will bear the costs of preparing, assembling and mailing, and making available, the Information Statement in connection with the Amendment.  Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries, to forward the Information Statement to beneficial owners.  We will, upon request, reimburse those persons and entities for expenses incurred in forwarding this Information Statement to our stockholders.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, proxy statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements and other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington DC 20549.  Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities.  The reports, proxy statements and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC.  All inquiries regarding our Company, and any request for any document which is incorporated by reference herein, should be addressed to the Company at the Company’s corporate address, 12021 Wilshire Blvd., #234, Los Angeles, CA 90025, attention our corporate Secretary, Mirza Santillan.

By Order of the Company’s Board of Directors,

/s/ Anand Derek Naidoo
Anand Derek Naidoo, CEO, President and Director

/s/ Ellis Martin
Ellis Martin, CFO, Director and Chairman of the Board of Directors

/s/ Brett Whitelaw
Brett Whitelaw, Vice President and Director

EXHIBIT A

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Big Sky Productions, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

First. The name of the corporation is Autris.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:             86%

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature:  (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 8-31-11